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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1998 included in Big Buck Brewery & Steakhouse, Inc.'s Form 10-KSB for the year ended December 28, 1997 and to all references to our Firm included in this registration statement.

Minneapolis, Minnesota
January 21, 1999



                                   /s/ ARTHUR ANDERSEN LLP
                                   ------------------------------
                                   ARTHUR ANDERSEN LLP